UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) August 9, 2006


                          AMERICAN STATES WATER COMPANY
             (Exact name of registrant as specified in its charter)

           California                001-14431              95-4676679
(State or other jurisdiction of     (Commission          (I.R.S. Employer
 incorporation or organization)     File Number)         Identification No.)

     630 East Foothill Blvd.
      San Dimas, California                                    91773
(Address of principal executive                              (Zip Code)
            offices)

       Registrant's telephone number, including area code: (909) 394-3600

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                           GOLDEN STATE WATER COMPANY
             (Exact name of registrant as specified in its charter)

           California                001-12008              95-1243678
(State or other jurisdiction of     (Commission          (I.R.S. Employer
 incorporation or organization)     File Number)         Identification No.)

     630 East Foothill Blvd.
      San Dimas, California                                    91773
(Address of principal executive                               (Zip Code)
            offices)

       Registrant's telephone number, including area code: (909) 394-3600


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing requirement of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR
    14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                         Section 2-Financial Information


Item 2.02.     Results of Operations and Financial Condition

On August 9, 2006 American States Water Company released earnings for the three and six months ended June 30, 2006. A copy of the Company's press release is attached hereto as Exhibit 99.1.

This Form 8-K and the attached exhibits are furnished to, but not filed with, the Securities and Exchange Commission.


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                   Section 9-Financial Statements and Exhibits

Item 9.01.     Financial Statements and Exhibits

The following exhibit is furnished hereunder:

Exhibit 99.1   Press Release dated August 9, 2006



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          AMERICAN STATES WATER COMPANY

Date: August 9, 2006                          /s/ Robert J. Sprowls
                                    --------------------------------------------
                                                 Robert J. Sprowls
                                    Sr. Vice President, Chief Financial Officer,
                                          Treasurer and Corporate Secretary

                                  EXHIBIT INDEX

Exhibit No.        Description
-----------        -----------
99.1               Press Release dated August 9, 2006